UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2011

BOSTON PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13087	04-2473675
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Boylston Street, Suite 1900, Boston, Massachusetts 02199-8103

(Address of Principal Executive Offices) (Zip Code)

(617) 236-3300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

OP Unit Redemption Registration

On April 1, 2011, Boston Properties, Inc. (the “Company”) filed with the Securities and Exchange Commission a prospectus supplement dated April 1, 2011 (the “Prospectus Supplement”) to its prospectus dated November 12, 2008, which was included in its automatic shelf registration statement on Form S-3 (No. 333-155309) (the “Registration Statement”). The Prospectus Supplement relates to the 5,906 shares of the Company’s common stock that may be issued from time to time if, and to the extent that, a holder of an equal number of common units of limited partnership interest (the “OP Units”) in Boston Properties Limited Partnership, the Company’s operating partnership, issued on April 1, 2010, presents such OP Units for redemption, and the Company exercises its right to issue shares of its common stock instead of paying a cash amount.

The Company is filing the opinion of its counsel, Goodwin Procter LLP, as Exhibit 5.1 hereto, regarding the legality of the shares of common stock covered by the Prospectus Supplement. Exhibit 5.1 is incorporated herein by reference and into the Registration Statement and the Prospectus Supplement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this report:

Exhibit Number	Description of Exhibits

+5.1	Opinion of Goodwin Procter LLP as to the legality of the securities being registered.

+23.1	Consent of Goodwin Procter LLP (contained in its opinion filed as Exhibit 5.1 and incorporated herein by reference).

+	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON PROPERTIES, INC.

Date: April 1, 2011	By:	/s/ Michael E. LaBelle
	Name:	Michael E. LaBelle
	Title:	Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

+5.1	Opinion of Goodwin Procter LLP as to the legality of the securities being registered.

+23.1	Consent of Goodwin Procter LLP (contained in its opinion filed as Exhibit 5.1 and incorporated herein by reference).

+	Filed herewith.